UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2024

Qualigen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5857 Owens Avenue, Suite 300, Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

(760) 452-8111

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	QLGN	The Nasdaq Capital Market of The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2024, Mr. Michael Poirier, Chief Executive Officer and Chairman of the board of directors of Qualigen Therapeutics, Inc. (the “Company”), tendered his resignation from all positions held with the Company, with such resignation becoming effective immediately. On the same date, Mr. Christopher Lotz, Chief Financial Officer of the Company, also tendered his resignation from all positions held with the Company, with such resignation becoming effective immediately. The resignations of Mr. Poirier and Mr. Lotz were attributed to disagreements with the Company regarding its future direction and strategic initiatives.

On September 25, 2024, the board of directors (the “Board”) appointed Campbell Becher as President of the Company, effective immediately.

On September 26, 2024, the Board of Directors appointed Kevin Richardson II as the Interim Chief Executive Officer and Interim Chief Financial Officer, as well as a member of the board of directors of the Company (the “Interim CEO and CFO”), effective immediately. The consulting fee for Mr. Richardson shall be USD $4,500 per week.

Mr. Richardson has extensive experience in leading strategic and turnaround efforts in various small cap companies. Mr. Richardson most recently served as CEO of Sanuwave Health Inc., a medical device startup that Mr. Richardson took from a fledgling operation to $20mm in revenue.

Item 8.01 Other Events.

On September 25, 2024, the Board resolved that the Audit Committee of the Board of Qualigen Therapeutics, Inc. (the “Company”) shall comprise Matt Korenberg, Robert Lim and Cody Price, with Matt Korenberg being the chairperson of the Audit Committee. Matt Korenberg is qualified as an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission (“SEC”) and has the requisite financial sophistication as required under the listing standards of Nasdaq.

The Compensation Committee of the Board of the Company shall comprise Cody Price, Matt Korenberg and Robert Lim, with Cody Price being the chairperson of the Compensation Committee.

The Nominating and Corporate Governance Committee of the Board of the Company shall comprise Robert Lim, Cody Price and Matt Korenberg, with Robert Lim being the chairperson of the Nominating and Corporate Governance Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALIGEN THERAPEUTICS, INC.

Date: September 26, 2024	By:	/s/ Campbell Becher
Campbell Becher, President